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                                                                    Exhibit 10.2

                            SERIES A CONVERTIBLE NOTE

$                                                              February 29, 2000

     FOR VALUE RECEIVED, Powerchannel Holdings, Inc., a Delaware corporation (hereinafter referred to as the "Maker"), promises to pay to the order of
____________________ ("Holder"), or assigns, at [address]           , or at such
other place as the Holder may from time to time designate in writing to the Maker, in lawful money of the United States of America, the principal sum of
___________________________________ Dollars and No Cents ($           ), or so
much thereof as has been advanced, together with interest thereon from date set forth above at the rate of seven (7%) percent per annum, simple interest, until maturity. The principal and all accrued interest due under this Note shall be paid in full on the third anniversary of this Note (the "Maturity Date"); provided, however, that the Maturity Date shall instead be the date, if earlier, of the closing of any equity financing for Maker involving gross proceeds of at least $5,000,000.

     Interest shall accrue only on the amount of principal actually outstanding from time to time. The indebtedness evidenced by this Note may be prepaid in whole or in part at any time without penalty or premium upon thirty (30) days advance notice to the Holder hereof. Any payment of principal or interest on this Note which is not made when due, as herein provided, shall bear interest at the same rate specified above unless the Note is accelerated, in which case interest shall accrue as specified in the following paragraph.

     Upon the failure of the Maker to pay, when due, any amount due hereunder, and the Maker fails to cure such default within ten (10) days after written notice to Maker of a notice of default, then from such date all due under the Note will bear interest at 18% per annum until paid in full.

     In the event the Maker breaches any representation, warranty or obligation of the Maker contained in that Subscription Agreement between the Maker and the Holder of even date herewith, then the Maker shall be in default under this Note in the event such breach has not been cured within thirty (30) days after receipt of written notice of such default from the Holder, in which event the Holder may accelerate the debt evidenced by this Note.

     If from any circumstances whatsoever fulfillment of any provision of this Note at the time performance of such provision shall be due shall involve transcending the limit prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Note or under any other instrument evidencing or securing the indebtedness evidenced hereby, that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity.
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     Presentment for payment, demand, protest and notice of demand, notice of dishonor and notice of nonpayment and all other notices are hereby waived by Maker. No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed (1) as a novation of this Note or as a restatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of the Holder thereafter to insist upon strict compliance with the terms of this Note, or (2) to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable law; and Maker hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability of the Maker under this Note, either in whole or in part, unless the Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     Maker hereby waives and renounces for itself, its heirs, successors and assigns, all rights to the benefits of any statute of limitations, any moratorium, reinstatement, marshaling, forbearance, valuation, stay, extension, redemption, appraisement and exemption now provided, or which may hereafter by provided, by the Constitution and laws of the United States of America and of any state thereof, against the enforcement and collection of the obligations evidenced by this Note.

     This Note shall be convertible at the office of Maker, and at such other place or places, if any, as the Board of Directors of the Maker may designate, into fully paid and non-assessable shares (calculated as to each conversion to the nearest l/100th of a share) of Common Stock of the Maker. The number of shares of Common Stock issuable upon conversion of this Note shall be equal to $1,000.00 divided by the Conversion Price in effect at the time of conversion determined as hereinafter provided for each $1,000 in principal and interest due under this Note at the time it is presented for conversion by the Holder hereof. The price at which shares of Common Stock shall be delivered upon conversion (the "Conversion Price") shall be initially $0.1287 per share of Common Stock; provided, however, that such Conversion Price shall be subject to adjustment from time to time in certain instances as hereinafter provided. No payment or adjustment shall be made in respect of dividends previously declared and paid on the Common Stock upon conversion of part or all of this Note into shares of Common Stock. If the Maker elects to prepay part or all of this Note, such right of conversion shall cease and terminate, as to the portion designated for prepayment, at the close of business on the prepayment date, unless the Maker defaults in the prepayment. No fractional shares of Common Stock will be issued, and instead the number of shares of Common Stock to be issued on conversion of this Note will, to the extent necessary, be rounded up to the nearest whole number of shares.

     Before the Holder of this Note shall be entitled to convert the same into Common Stock, the Holder shall surrender this Note to the Maker, duly endorsed to the Maker or in blank, at the office of the Maker or at such other place or places, if any, as the Board of Directors of the Maker has designated, and shall

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give written notice to the Maker at said office or place that it elects to convert the same and shall state in writing therein the name or names (with addresses) in which it wishes the certificate or certificates for Common Stock to be issued. The Maker will, as soon as practicable thereafter, issue and deliver at said office or place to such Holder, or to its nominee or nominees, certificates for the number of full shares of Common Stock to which it shall be entitled as aforesaid. This Note shall be deemed to have been converted as of the close of business on the date of the surrender of the Note for conversion as provided above, and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the close of business on such date. In the event part or all of this Note is presented for conversion, the Holder of this Note will be entitled to receive all interest on this Note which has accrued to the date of conversion on that portion of the Note which is converted, which interest will be payable on the next regularly scheduled interest payment date on this Note.

     The Conversion Price in effect at any time shall be subject to adjustment as follows:

          (i) In case the Maker shall (A) declare a dividend on its Common Stock in shares of its capital stock, (B) subdivide its outstanding shares of Common Stock, (C) combine its outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Maker is the continuing corporation) any shares of its capital stock, the Conversion Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that if this Note is surrendered for conversion after such time, the Holder shall be entitled to receive the kind and amount of shares of Common Stock which it would have owned or have been entitled to receive had this Note been converted immediately prior to such time. Such adjustment shall be made successively whenever any event listed above shall occur.

          (ii) In case the Maker shall distribute to all holders of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Maker is the continuing corporation) evidences of its indebtedness or assets (excluding dividends or other distributions paid out of earned surplus), the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the date fixed for such determination less the fair market value (as determined by the Board of Directors of the Maker, whose determination shall be conclusive and described in a Board Resolution of the Maker filed with the Transfer Agent) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price per share of the Common Stock on the date fixed for such determination, such adjustment to become effective immediately prior

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     to the opening of business of the day following the date fixed for the determination of stockholders entitled to receive such distribution.

          (iii) For the purpose of any computation under paragraph (ii) above, the "Current Market Price" on any date shall be deemed to be the average of the daily closing prices per share of Common Stock for 20 consecutive business days selected by the Maker commencing 35 business days before such date. The closing price for each day shall be the last sale price or, in case no such sale takes place on such day, the average of the closing bid and asked prices, in either case on the New York Stock Exchange, or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if it is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc., selected from time to time by the Maker for that purpose, or, if no member of the National Association of Securities Dealers, Inc. furnishes a bid or ask price for the Common stock, the book value of the Common Stock as determined from an unaudited balance sheet of the Maker prepared according to generally accepted accounting principles as of a date which is 90 days preceding the date of the conversion.

          (iv) All calculations under this paragraph (iv) shall be made to the nearest cent or the nearest l/100th of a share, as the case may be.

          (v) In case of any consolidation or merger of the Maker with or into any other corporation (other than a consolidation or merger in which the Maker is the continuing corporation), or in case of any sale or transfer of all or substantially all of the assets of the Maker, the Holder of this Note shall after such consolidation, merger, sale or transfer have the right to convert this Note into the kind and amount of shares of stock and other securities and property which such holder would have been entitled to receive upon such consolidation, merger, sale or transfer if he had held the Common Stock issuable upon the conversion of this Note immediately prior to such consolidation, merger, sale or transfer.

          (vi) In the event that at any time, as a result of an adjustment made pursuant to paragraph (i) above, the holder of this Note surrendered for conversion shall become entitled to receive any securities other than shares of Common Stock, thereafter the amount of such other securities so receivable upon conversion of this Note shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in paragraphs
     (i) to (v), inclusive, above, and the provisions of this paragraph (vi) with respect to the Common Stock shall apply on like terms to any such other securities.
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          (vii) No adjustment in the Conversion Price shall be required unless such adjustment would require a change of at least l% in such price; provided, however, that any adjustments which by reason of this paragraph
     (vii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     Whenever the Conversion Price is adjustable as herein provided, the Maker shall notify the Holder of this Note of the change in the Conversion Price within 30 days of any such change.

     In the event the Maker's Common Stock is registered under Sections 12(b) or
(g) of the Securities Exchange Act of 1934, and the Maker has been subject to the reporting requirements of Sections 13 or 15 of the Securities Exchange Act of 1934 for at least 90 days, and is current on such reporting requirements, the Maker may compel conversion of this Note to Common Stock at the Conversion Price by sending a notice of conversion to the Holder hereof, in which event this Note shall cease to bear interest fifteen (15) days after the date of such conversion notice, and Holder's sole rights hereunder shall be to receive that number of shares of Common Stock into which this Note is convertible upon presentation of this Note to the transfer agent of the Maker.

     The Maker will at all times reserve, keep available and be prepared to issue, free from any preemptive rights, out of its authorized but unissued Common Stock, solely for the purpose of effecting conversion of this Note, the full number of shares of Common Stock then issuable upon the conversion of all outstanding Notes. The Maker or any successor thereto shall from time to time, in accordance with the laws of the jurisdiction of its incorporation, endeavor to amend its Articles of Incorporation to increase the authorized amount of its Common Stock if at any time the authorized amount of its Common Stock remaining unissued shall be not sufficient to permit the conversion of this Note and all other securities of the Maker which are convertible into Common Stock. The Maker shall, if any shares of Common Stock required to be reserved for issuance upon conversion of this Note pursuant to this paragraph require registration with or approval of any governmental authority under any Federal or state law before such shares may be issued upon such conversion, endeavor to cause such shares to be so registered or approved as expeditiously as possible.

     So long as any part of this Note is outstanding or the Holder is the owner of that number of shares of Common Stock issued upon conversion of this Note in excess of 50% of the number of shares into which this Note is convertible (i.e., 50% of the original principal amount hereof divided by the Conversion Price), the Maker shall not, without the prior written consent of the Holder (which consent shall not be unreasonably withheld), (a) effect a reverse split of its Common Stock, (b) issue any shares of Common Stock or any security convertible into shares of Common Stock to an officer, director or affiliate of the Maker for services rendered or to be rendered, or (c) issue any shares of Common Stock or any security convertible into shares of Common Stock for a consideration equal to or less than the lesser of (i) 90% of the Current Market Price of the Common Stock on the date of issuance, or (ii) the Conversion Price; provided, however, that notwithstanding subsection (b) above, the Maker may issue shares of Common Stock to satisfy up to $250,000 of accrued compensation to affiliates of the Maker (i) to the extent an accrued liability for such compensation exists as of December 31, 1999, (ii) there exists a current registration statement with the Securities and Exchange Commission for the shares of Common Stock into which

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this Note is convertible, (iii) the Maker's Common Stock is traded on the OTC
Bulletin Board or a national securities exchange, and (iv) the number of shares of Common Stock issued to satisfy the claim for accrued compensation is no more greater than that number of shares which is equal to the amount of accrued compensation to be satisfied divided by the greater of the Conversion Price or the Current Market Price as of the date of such conversion. For purposes of consenting to the foregoing actions, the Holder hereby irrevocably appoints Hunter Adams his/her/its attorney in fact to provide such consent.

     The Maker will pay any and all transfer taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of this Note pursuant hereto. The Maker shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or transfer and delivery of shares of Common Stock in a name other than that in which this Note so converted was originally issued, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Maker the amount of any such tax or has established to the satisfaction of the Maker that such tax has been paid.

     In the event that this Note is collected by law or through an attorney at law, or under advice therefrom, the Maker agrees to pay all costs of collection, including reasonable attorneys' fees. This Note shall be governed by the laws of the State of New York. Any action brought by either party against the other concerning this Note shall be brought only in the state courts of New York or in the federal courts located in the state of New York.

     Given under the hand and seal of the undersigned, the date and year indicated above.

                                               POWERCHANNEL HOLDINGS, INC.



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                                               By:
                                               Its: